Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2019 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,664	332	438	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	803	—	5,200	129	5,329
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,055	320	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	140	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	2,084	—	—	2,084	—	2,084
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	8,561	2,704	79	11,344	—	11,344
Total Multifamily Units	94,552	5,465	657	100,674	129	100,803

(1) Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2019			Average Effective	As of September 30, 2019
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2019	Completed Units	Total Units, Including Development
Atlanta, GA	$1,887,831	13.9%	95.2%	$1,453	10,996
Dallas, TX	1,380,370	10.2%	95.7%	1,287	9,766
Washington, DC	951,123	7.0%	96.7%	1,804	4,080
Charlotte, NC	950,674	7.0%	96.3%	1,233	6,149
Tampa, FL	870,519	6.4%	96.5%	1,466	5,220
Austin, TX	833,856	6.1%	95.6%	1,250	7,117
Orlando, FL	820,529	6.0%	95.2%	1,458	5,274
Raleigh/Durham, NC	666,497	4.9%	96.3%	1,136	5,200
Houston, TX	600,439	4.4%	95.3%	1,207	4,867
Nashville, TN	530,226	3.9%	96.1%	1,280	4,375
Fort Worth, TX	391,544	2.9%	96.2%	1,165	4,249
Phoenix, AZ	374,097	2.8%	97.0%	1,234	2,623
Charleston, SC	368,149	2.7%	95.3%	1,207	3,028
Jacksonville, FL	293,177	2.2%	95.7%	1,137	3,496
Richmond, VA	262,563	1.9%	96.4%	1,206	2,004
Savannah, GA	239,393	1.8%	95.0%	1,094	2,219
Denver, CO	188,151	1.4%	96.9%	1,627	733
Kansas City, MO-KS	183,502	1.4%	94.6%	1,257	1,110
San Antonio, TX	161,580	1.2%	96.3%	1,113	1,504
Birmingham, AL	156,380	1.1%	97.5%	1,043	1,462
Greenville, SC	154,479	1.1%	95.1%	923	2,084
Memphis, TN	130,992	1.0%	95.4%	1,007	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$175,758	1.3%	97.2%	$1,339	1,806
Alabama	157,218	1.2%	96.9%	990	1,648
Virginia	151,691	1.1%	96.4%	1,315	1,039
Arkansas	118,284	0.9%	95.1%	894	1,368
Kentucky	94,380	0.7%	95.3%	896	1,308
Mississippi	74,444	0.5%	95.7%	890	1,241
Nevada	69,899	0.5%	96.3%	1,088	721
Tennessee	52,153	0.4%	95.7%	885	943
South Carolina	36,719	0.3%	94.4%	877	576
Stabilized Communities	$13,326,617	98.2%	95.9%	$1,263	100,017
Atlanta, GA	$86,101	0.6%	93.8%	$1,516	438	438
Dallas, TX	32,441	0.2%				348
Denver, CO	31,206	0.2%	12.7%	1,821	79	385
Charleston, SC	28,644	0.2%	87.9%	1,509	140	140
Phoenix, AZ	23,647	0.2%				345
Raleigh/Durham, NC	22,092	0.2%	54.7%	1,149	129	150
Fort Worth, TX	10,327	0.1%				168
Orlando, FL	8,101	0.1%				369
Lease-up / Development Communities	$242,559	1.8%	77.6%	$1,476	786	2,343
Total Multifamily Communities	$13,569,176	100.0%	95.7%	$1,265	100,803	102,360

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of September 30, 2019		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2019	September 30, 2018	Percent Change
Operating Revenue
Same Store Communities	94,552	$12,413,718	$384,313	$369,548	4.0%
Non-Same Store Communities	5,465	912,899	23,142	21,519
Lease-up/Development Communities	786	242,559	2,404	437
Total Multifamily Portfolio	100,803	$13,569,176	$409,859	$391,504
Commercial Property/Land	—	238,494	5,773	5,604
Total Operating Revenue	100,803	$13,807,670	$415,632	$397,108

Property Operating Expenses
Same Store Communities			$146,176	$141,687	3.2%
Non-Same Store Communities			9,937	10,250
Lease-up/Development Communities			1,014	510
Total Multifamily Portfolio			$157,127	$152,447
Commercial Property/Land			2,412	2,293
Total Property Operating Expenses			$159,539	$154,740

Net Operating Income
Same Store Communities			$238,137	$227,861	4.5%
Non-Same Store Communities			13,205	11,269
Lease-up/Development Communities			1,390	(73)
Total Multifamily Portfolio			$252,732	$239,057
Commercial Property/Land			3,361	3,311
Total Net Operating Income			$256,093	$242,368	5.7%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2019	September 30, 2018	Percent Change	September 30, 2019	September 30, 2018	Percent Change
Personnel	$35,296	$34,749	1.6%	$102,617	$99,643	3.0%
Building Repair and Maintenance	16,925	15,877	6.6%	47,572	46,163	3.1%
Utilities	28,917	28,370	1.9%	81,305	81,257	0.1%
Marketing	4,697	5,015	(6.3)%	13,553	13,056	3.8%
Office Operations	5,467	5,179	5.6%	15,718	16,311	(3.6)%
Property Taxes	51,714	49,578	4.3%	154,790	147,478	5.0%
Insurance	3,160	2,919	8.3%	8,868	8,315	6.7%
Total Property Operating Expenses	$146,176	$141,687	3.2%	$424,423	$412,223	3.0%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Atlanta, GA	10,664	12.7%	95.7%	96.0%	95.7%	95.9%
Dallas, TX	9,404	9.4%	95.5%	95.2%	95.3%	95.3%
Charlotte, NC	6,149	7.0%	96.2%	95.8%	96.2%	96.1%
Washington, DC	4,080	6.8%	96.8%	96.5%	96.9%	96.6%
Tampa, FL	5,220	6.6%	96.1%	96.3%	96.1%	96.3%
Orlando, FL	5,274	6.5%	95.5%	95.7%	95.6%	96.1%
Austin, TX	6,475	6.0%	96.0%	95.9%	95.9%	95.8%
Nashville, TN	4,055	4.6%	96.5%	95.2%	96.0%	95.7%
Raleigh/Durham, NC	4,397	4.4%	96.6%	96.0%	96.5%	96.2%
Houston, TX	4,867	4.3%	95.3%	95.7%	95.4%	96.2%
Fort Worth, TX	4,249	4.0%	95.9%	96.1%	95.6%	95.8%
Jacksonville, FL	3,496	3.3%	96.2%	96.6%	96.3%	96.7%
Phoenix, AZ	2,623	3.1%	97.1%	96.6%	96.7%	96.4%
Charleston, SC	2,726	2.7%	95.6%	95.7%	95.6%	95.9%
Richmond, VA	2,004	2.2%	96.5%	96.5%	96.7%	96.8%
Savannah, GA	2,219	2.0%	95.5%	96.7%	95.5%	96.7%
Greenville, SC	2,084	1.5%	95.4%	96.2%	95.7%	96.1%
Memphis, TN	1,811	1.4%	96.1%	95.2%	95.8%	95.9%
San Antonio, TX	1,504	1.3%	96.5%	96.0%	96.6%	95.9%
Birmingham, AL	1,462	1.2%	97.6%	96.8%	96.7%	96.1%
Huntsville, AL	1,228	1.1%	97.8%	97.3%	97.4%	97.3%
Other	8,561	7.9%	96.5%	96.4%	96.4%	96.4%
Total Same Store	94,552	100.0%	96.1%	96.0%	96.0%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg
Atlanta, GA	10,664	$48,561	$47,163	3.0%	$18,596	$17,182	8.2%	$29,965	$29,981	(0.1)%	$1,428	$1,377	3.7%
Dallas, TX	9,404	38,542	37,985	1.5%	16,233	17,097	(5.1)%	22,309	20,888	6.8%	1,295	1,272	1.8%
Charlotte, NC	6,149	24,416	23,344	4.6%	7,772	7,360	5.6%	16,644	15,984	4.1%	1,233	1,190	3.6%
Washington, DC	4,080	23,442	22,452	4.4%	7,202	7,163	0.5%	16,240	15,289	6.2%	1,804	1,743	3.5%
Tampa, FL	5,220	24,534	23,431	4.7%	8,793	8,613	2.1%	15,741	14,818	6.2%	1,466	1,407	4.2%
Orlando, FL	5,274	24,477	23,868	2.6%	8,959	9,289	(3.6)%	15,518	14,579	6.4%	1,458	1,416	3.0%
Austin, TX	6,475	25,739	24,527	4.9%	11,346	11,436	(0.8)%	14,393	13,091	9.9%	1,211	1,160	4.4%
Nashville, TN	4,055	16,789	15,627	7.4%	5,775	5,483	5.3%	11,014	10,144	8.6%	1,255	1,202	4.4%
Raleigh/Durham, NC	4,397	16,254	15,415	5.4%	5,841	5,356	9.1%	10,413	10,059	3.5%	1,113	1,065	4.5%
Houston, TX	4,867	18,646	18,164	2.7%	8,346	8,016	4.1%	10,300	10,148	1.5%	1,207	1,166	3.5%
Fort Worth, TX	4,249	16,538	15,890	4.1%	7,005	6,911	1.4%	9,533	8,979	6.2%	1,165	1,127	3.4%
Jacksonville, FL	3,496	12,620	12,216	3.3%	4,854	4,180	16.1%	7,766	8,036	(3.4)%	1,137	1,096	3.7%
Phoenix, AZ	2,623	10,504	9,716	8.1%	3,189	3,063	4.1%	7,315	6,653	10.0%	1,234	1,138	8.4%
Charleston, SC	2,726	10,486	10,187	2.9%	4,055	3,678	10.3%	6,431	6,509	(1.2)%	1,180	1,140	3.5%
Richmond, VA	2,004	7,858	7,628	3.0%	2,508	2,427	3.3%	5,350	5,201	2.9%	1,206	1,143	5.5%
Savannah, GA	2,219	7,894	7,777	1.5%	3,038	2,872	5.8%	4,856	4,905	(1.0)%	1,094	1,063	2.9%
Greenville, SC	2,084	6,331	6,110	3.6%	2,658	2,497	6.4%	3,673	3,613	1.7%	923	877	5.2%
Memphis, TN	1,811	5,876	5,567	5.6%	2,485	2,402	3.5%	3,391	3,165	7.1%	1,007	969	3.9%
San Antonio, TX	1,504	5,443	5,217	4.3%	2,460	2,465	(0.2)%	2,983	2,752	8.4%	1,113	1,070	4.0%
Birmingham, AL	1,462	5,178	4,824	7.3%	2,275	1,952	16.5%	2,903	2,872	1.1%	1,043	986	5.8%
Huntsville, AL	1,228	3,893	3,639	7.0%	1,361	1,336	1.9%	2,532	2,303	9.9%	934	864	8.1%
Other	8,561	30,292	28,801	5.2%	11,425	10,909	4.7%	18,867	17,892	5.4%	1,085	1,032	5.1%
Total Same Store	94,552	$384,313	$369,548	4.0%	$146,176	$141,687	3.2%	$238,137	$227,861	4.5%	1,258	1,211	3.9%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2019	Q2 2019	% Chg	Q3 2019	Q2 2019	% Chg	Q3 2019	Q2 2019	% Chg	Q3 2019	Q2 2019	% Chg
Atlanta, GA	10,664	$48,561	$47,760	1.7%	$18,596	$18,267	1.8%	$29,965	$29,493	1.6%	$1,428	$1,403	1.8%
Dallas, TX	9,404	38,542	37,961	1.5%	16,233	16,410	(1.1)%	22,309	21,551	3.5%	1,295	1,279	1.3%
Charlotte, NC	6,149	24,416	23,841	2.4%	7,772	7,955	(2.3)%	16,644	15,886	4.8%	1,233	1,212	1.7%
Washington, DC	4,080	23,442	23,148	1.3%	7,202	6,861	5.0%	16,240	16,287	(0.3)%	1,804	1,776	1.6%
Tampa, FL	5,220	24,534	23,959	2.4%	8,793	8,507	3.4%	15,741	15,452	1.9%	1,466	1,442	1.7%
Orlando, FL	5,274	24,477	24,121	1.5%	8,959	8,913	0.5%	15,518	15,208	2.0%	1,458	1,436	1.5%
Austin, TX	6,475	25,739	25,032	2.8%	11,346	11,360	(0.1)%	14,393	13,672	5.3%	1,211	1,183	2.4%
Nashville, TN	4,055	16,789	16,172	3.8%	5,775	5,535	4.3%	11,014	10,637	3.5%	1,255	1,223	2.6%
Raleigh/Durham, NC	4,397	16,254	15,771	3.1%	5,841	5,425	7.7%	10,413	10,346	0.6%	1,113	1,081	3.0%
Houston, TX	4,867	18,646	18,404	1.3%	8,346	7,585	10.0%	10,300	10,819	(4.8)%	1,207	1,190	1.4%
Fort Worth, TX	4,249	16,538	16,228	1.9%	7,005	6,951	0.8%	9,533	9,277	2.8%	1,165	1,149	1.4%
Jacksonville, FL	3,496	12,620	12,474	1.2%	4,854	4,025	20.6%	7,766	8,449	(8.1)%	1,137	1,119	1.6%
Phoenix, AZ	2,623	10,504	10,172	3.3%	3,189	2,995	6.5%	7,315	7,177	1.9%	1,234	1,192	3.5%
Charleston, SC	2,726	10,486	10,385	1.0%	4,055	3,812	6.4%	6,431	6,573	(2.2)%	1,180	1,155	2.2%
Richmond, VA	2,004	7,858	7,726	1.7%	2,508	2,458	2.0%	5,350	5,268	1.6%	1,206	1,178	2.4%
Savannah, GA	2,219	7,894	7,806	1.1%	3,038	2,952	2.9%	4,856	4,854	0.0%	1,094	1,078	1.5%
Greenville, SC	2,084	6,331	6,248	1.3%	2,658	2,657	0.0%	3,673	3,591	2.3%	923	900	2.6%
Memphis, TN	1,811	5,876	5,784	1.6%	2,485	2,398	3.6%	3,391	3,386	0.1%	1,007	986	2.1%
San Antonio, TX	1,504	5,443	5,360	1.5%	2,460	2,196	12.0%	2,983	3,164	(5.7)%	1,113	1,094	1.7%
Birmingham, AL	1,462	5,178	4,957	4.5%	2,275	2,061	10.4%	2,903	2,896	0.2%	1,043	1,010	3.3%
Huntsville, AL	1,228	3,893	3,753	3.7%	1,361	1,350	0.8%	2,532	2,403	5.4%	934	900	3.8%
Other	8,561	30,292	29,663	2.1%	11,425	10,982	4.0%	18,867	18,681	1.0%	1,085	1,061	2.3%
Total Same Store	94,552	$384,313	$376,725	2.0%	$146,176	$141,655	3.2%	$238,137	$235,070	1.3%	$1,258	$1,235	1.9%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg	Q3 2019	Q3 2018	% Chg
Atlanta, GA	10,664	$143,625	$140,178	2.5%	$53,422	$49,514	7.9%	$90,203	$90,664	(0.5)%	$1,407	$1,366	3.0%
Dallas, TX	9,404	114,181	113,348	0.7%	49,280	49,829	(1.1)%	64,901	63,519	2.2%	1,282	1,269	1.0%
Charlotte, NC	6,149	71,838	69,629	3.2%	22,759	21,096	7.9%	49,079	48,533	1.1%	1,213	1,174	3.3%
Washington, DC	4,080	69,226	66,805	3.6%	20,998	20,933	0.3%	48,228	45,872	5.1%	1,778	1,727	2.9%
Tampa, FL	5,220	72,178	69,204	4.3%	25,630	24,674	3.9%	46,548	44,530	4.5%	1,445	1,386	4.3%
Orlando, FL	5,274	72,540	70,664	2.7%	26,390	25,946	1.7%	46,150	44,718	3.2%	1,440	1,392	3.4%
Austin, TX	6,475	75,499	72,909	3.6%	33,868	33,200	2.0%	41,631	39,709	4.8%	1,187	1,149	3.3%
Nashville, TN	4,055	48,737	46,856	4.0%	16,530	15,901	4.0%	32,207	30,955	4.0%	1,228	1,195	2.8%
Raleigh/Durham, NC	4,397	47,593	45,701	4.1%	16,156	15,426	4.7%	31,437	30,275	3.8%	1,087	1,051	3.5%
Houston, TX	4,867	55,432	53,584	3.4%	24,050	24,092	(0.2)%	31,382	29,492	6.4%	1,191	1,146	3.9%
Fort Worth, TX	4,249	48,825	47,378	3.1%	20,642	20,084	2.8%	28,183	27,294	3.3%	1,151	1,118	2.9%
Jacksonville, FL	3,496	37,385	36,189	3.3%	12,881	12,453	3.4%	24,504	23,736	3.2%	1,122	1,076	4.3%
Phoenix, AZ	2,623	30,480	28,544	6.8%	9,007	8,790	2.5%	21,473	19,754	8.7%	1,197	1,118	7.1%
Charleston, SC	2,726	31,084	30,460	2.0%	11,456	10,882	5.3%	19,628	19,578	0.3%	1,160	1,131	2.6%
Richmond, VA	2,004	23,101	22,259	3.8%	7,335	7,168	2.3%	15,766	15,091	4.5%	1,180	1,120	5.4%
Savannah, GA	2,219	23,506	22,907	2.6%	8,795	8,427	4.4%	14,711	14,480	1.6%	1,080	1,043	3.6%
Greenville, SC	2,084	18,784	18,106	3.7%	7,763	7,413	4.7%	11,021	10,693	3.1%	904	864	4.6%
Memphis, TN	1,811	17,310	16,544	4.6%	7,239	7,060	2.5%	10,071	9,484	6.2%	988	946	4.5%
San Antonio, TX	1,504	16,091	15,548	3.5%	7,007	7,216	(2.9)%	9,084	8,332	9.0%	1,096	1,064	3.0%
Birmingham, AL	1,462	14,952	14,319	4.4%	6,358	5,939	7.1%	8,594	8,380	2.6%	1,017	969	4.9%
Huntsville, AL	1,228	11,288	10,705	5.4%	3,988	3,962	0.7%	7,300	6,743	8.3%	904	839	7.8%
Other	8,561	89,104	85,660	4.0%	32,869	32,218	2.0%	56,235	53,442	5.2%	1,064	1,019	4.4%
Total Same Store	94,552	$1,132,759	$1,097,497	3.2%	$424,423	$412,223	3.0%	$708,336	$685,274	3.4%	$1,238	$1,197	3.4%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of
		September 30, 2019				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q3 2019	After
Post Parkside at Wade III	Raleigh, NC	150	129	135	2Q18	3Q19	4Q19	1Q20	$25,000	$22,092	$2,908
Copper Ridge II	Fort Worth, TX	168	—	—	1Q19	1Q20	2Q20	1Q21	30,000	10,327	19,673
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	32,441	36,559
Novel Midtown (2)	Phoenix, AZ	345	—	—	1Q19	4Q20	2Q21	3Q22	82,000	23,647	58,353
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	3Q21	3Q22	84,500	10,119	74,381
336 N Orange	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	4Q22	99,000	8,101	90,899
Total Active		1,686	129	135					$389,500	$106,727	$282,773

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data
	Nine months ended September 30, 2019
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
6,596	$37,915	$5,748	$114	9.8%	14,000 - 15,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of September 30, 2019
		Total	Percent	Construction	Expected	Total
	Location	Units	Occupied	Finished	Stabilization(1)	Cost
Post Centennial Park	Atlanta, GA	438	93.8%	3Q18	4Q19	$95,582
1201 Midtown II	Charleston, SC	140	87.9%	4Q18	1Q20	28,644
Sync 36 II	Denver, CO	79	12.7%	3Q19	1Q20	21,087
Total		657	82.8%			$145,313

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

2019 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2019)

Multifamily Development Acquisition	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Midtown (1)	Phoenix, AZ	345	2Q21	February 2019

(1) MAA owns 80% of the joint venture that owns this property.

Land Acquisition	Market	Acreage	Closing Date
North Orange Avenue	Orlando, FL	2	April 2019

Commercial Acquisition	Market	Square Feet	Year Built	Closing Date
220 Riverside Retail	Jacksonville, FL	14,941	2015	August 2019

2019 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2019)

Land Disposition	Market	Acreage	Closing Date
Peachtree Road - Outparcel	Atlanta, GA	1	February 2019
Colonial Promenade - Outparcel	Huntsville, AL	4	April 2019

Commercial Disposition	Market	Square Feet	Closing Date
Poplar Avenue Office	Memphis, TN	42,000	March 2019

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

Dollars in thousands

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of September 30, 2019
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$79,168	(1)	$51,695	(2)	$43,816

	Three months ended September 30, 2019		Nine months ended September 30, 2019
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,905	$378	$5,639	$1,210

(1)Represents GAAP basis net book value plus accumulated depreciation.

(2)This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2019

Dollars in thousands

DEBT SUMMARIES
				Average
			Effective	Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or hedged debt	$4,126,328	92.2%	3.9%	7.6
Floating (unhedged) debt	349,786	7.8%	2.6%	0.1
Total	$4,476,114	100.0%	3.8%	7.0

				Average
			Effective	Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,830,708	85.6%	3.7%	5.6
Secured debt	645,406	14.4%	4.6%	17.0
Total	$4,476,114	100.0%	3.8%	7.2

	Total	Percent of	Q3 2019	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$12,610,461	89.0%	$232,084	90.6%
Encumbered gross assets	1,552,523	11.0%	24,009	9.4%
Total	$14,162,984	100.0%	$256,093	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

	Fixed	Interest	Total Fixed	Effective
Maturity	Rate Debt	Rate Swaps	or Hedged	Rate
2019	$19,997	$—	$19,997	3.6%
2020	156,029	299,506	455,535	3.0%
2021	194,025	—	194,025	5.2%
2022	365,581	—	365,581	3.6%
2023	359,547	—	359,547	4.2%
Thereafter	2,731,643	—	2,731,643	4.0%
Total	$3,826,822	$299,506	$4,126,328	3.9%

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2019 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2019	$200,000	$—	$19,997	$—	$219,997
2020	—	—	—	156,029	156,029
2021	—	—	222,446	121,365	343,811
2022	—	248,805	416,283	—	665,088
2023	—	347,325	12,223	—	359,548
Thereafter	—	2,343,682	19,947	368,012	2,731,641
Total	$200,000	$2,939,812	$690,896	$645,406	$4,476,114

(1) The $200.0 million maturing in 2019 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of September 30, 2019.  Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.

(2) There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of September 30, 2019. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	31.6%	Yes
Total secured debt to adjusted total assets	40% or less	4.6%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.03x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	329%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	28.0%	Yes
Total secured debt to total capitalized asset value	40% or Less	4.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.74x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.5%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2019 GUIDANCE

MAA provides guidance on expected FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2019
Earnings:
Earnings per common share - diluted (1)	$2.97 to $3.05
Midpoint	$3.01
FFO per Share - diluted (2)	$6.46 to $6.54
Midpoint	$6.50
AFFO per Share - diluted (2)	$5.82 to $5.90
Midpoint	$5.86

MAA Same Store Communities:
Number of units	94,552
Lease over lease pricing growth for new leases and renewals	4.00% to 4.50%
Average physical occupancy	95.70% to 96.10%
Property revenue growth	3.00% to 3.50%
Property operating expense growth	3.00% to 3.50%
NOI growth	3.00% to 3.50%
Real estate tax expense growth	4.25% to 5.25%

Corporate Expenses:
General and administrative expenses	$45.3 to $45.8 million
Property management expenses	$54.2 to $54.7 million
Total overhead	$99.5 to $100.5 million

Income tax expense (3)	$3.3 to $3.8 million

Transaction/Investment Volume:
Multifamily acquisition volume	$50.0 to $100.0 million
Multifamily disposition volume	$125.0 to $175.0 million
Development investment	$125.0 to $175.0 million

Debt:
Average effective interest rate	3.9% to 4.1%
Capitalized interest	$2.5 to $3.0 million
(1)

Earnings per common share - diluted includes $0.17 per diluted common share of non-cash income related to the embedded derivative in the preferred shares and $0.03 per diluted common share of non-cash income, net of tax, related to an unrealized gain recognized by an unconsolidated affiliate for the nine months ended September 30, 2019.

(2)

FFO per Share - diluted and AFFO per Share - diluted include $0.17 per Share of non-cash income related to the embedded derivative in the preferred shares and $0.03 per Share of non-cash income, net of tax, related to an unrealized gain recognized by an unconsolidated affiliate for the nine months ended September 30, 2019.

(3)

For the nine months ended September 30, 2019, Income tax expense includes $0.8 million of expense resulting from the unrealized gain recognized by an unconsolidated affiliate.  MAA does not forecast the impact of any gain or loss recognized by unconsolidated affiliates.

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE
	2019 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.97	$3.05
Real estate depreciation	4.11	4.11
Amortization other	0.04	0.04
Gains on sale of depreciable assets	(0.66)	(0.66)
FFO per Share - diluted	6.46	6.54
Recurring capital expenditures	(0.64)	(0.64)
AFFO per Share - diluted	$5.82	$5.90

Supplemental Data S-12

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings(1)	F2	BBB+	Stable
Moody's Investors Service(2)	P-2	Baa1	Stable
Standard & Poor's Ratings Services(1)	A-2	BBB+	Stable

(1) Corporate credit rating assigned to MAA and MAALP

(2) Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Earnings release & conference call	Late January	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Declaration date	9/25/2018	12/4/2018	3/21/2019	5/21/2019	9/26/2019
Record date	10/15/2018	1/15/2019	4/15/2019	7/15/2019	10/15/2019
Payment date	10/31/2018	1/31/2019	4/30/2019	7/31/2019	10/31/2019
Distributions per share	$0.9225	$0.9600	$0.9600	$0.9600	$0.9600

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13